Fourth Quarter and Full Year 2025 Financial Results February 26, 2026 Exhibit 99.2

Forward-looking statements disclosure This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events, progress, timing or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations, financial results and the financial condition of Syndax Pharmaceuticals, Inc. (“Syndax” or the “Company”), including financial position, strategy and plans, the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, the progress of regulatory submissions and approvals and subsequent commercialization and the potential use of Syndax’s product candidates to treat various cancer indications and fibrotic diseases, and Syndax’s expectations for liquidity and future operations, are forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical studies or clinical trials, clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; the impact of macroeconomic conditions (the Russia-Ukraine war, inflation, among others) on Syndax’s business and that of the third parties on which Syndax depends, including delaying or otherwise disrupting Syndax’s clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Moreover, Syndax operates in a very competitive and rapidly changing environment. Other factors that may cause our actual results to differ from current expectations are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. New risks emerge from time to time. It is not possible for Syndax’s management to predict all risks, nor can Syndax assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither Syndax nor any other person assumes responsibility for the accuracy and completeness of the forward- looking statements. Syndax undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in Syndax’s expectations.

Strong commercial and pipeline execution positions Syndax for continued growth in 2026 and beyond

Commercial Results

	4Q25	2025
Revuforj (revumenib) tablets Net revenue	$44.2M +38% q/q	$124.8M
Niktimvo (axatilimab-csfr) Net revenue	$56.0M +22% q/q	$151.6M
Syndax Total revenue	$68.7M +50% q/q	$172.4M

Pipeline Progress

- Achieved **3rd FDA approval** in ~1 year
- 1st to initiate a pivotal 1L menin trial, positioning Syndax to be **1st to the 1L**
- **1st to deliver real-world evidence** for menin inhibition
- **Completed enrollment in Ph 2 IPF** trial of axatilimab

On the road to profitability with growing revenues, a robust balance sheet, and stable expense outlook

Syndax
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Excellent first year Revuforj results with strong growth in 4Q25 following label expansion

Revuforj®
(revumenib) tablets
25 mg • 110 mg • 160 mg

	4Q25	END OF 2025
Net revenue	$44.2M 38% q/q growth	$124.8M 2025 net revenue
TRx	~1,150 ~35% q/q growth	~3,350 cumulative since launch
New patient starts	~300 ~20% q/q growth	~1,050 cumulative since launch

Accelerating demand and expansion of prescriber base throughout 4Q25

TRx growth driven by **new NPM1 patients and building use in KMT2A post-HSCT**

1st year results surpass AML launch benchmarks and solidify **leadership position in menin inhibition**

TRx, total prescriptions; q/q, quarter-over-quarter; HSCT, hematopoietic stem cell transplantation

Syndax
4

Evolving clinical practice driving continued Revuforj growth in 2026

1

Growing adoption in R/R NPM1m AML

Early indicators suggest ≥30% of new patient starts were NPM1 in 4Q25

↑ *patient population*

2

Robust transplant rate in KMT2Ar and growing usage post-transplant

~33% of KMT2A patients have proceeded to HSCT and ~40-45% have resumed Tx post-HSCT

↑ *Tx durations*

3

Use in early lines of treatment and growing combination use

~70% of use in 2L/3L

~40% of use in combination

↑ *Tx durations*

Syndax

R/R, relapsed/refractory; 2L, second line; 3L, third line; HSCT, hematopoietic stem cell transplantation; Tx, treatment

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Current Revuforj indications unlock $2B+ TAM in R/R acute leukemia



$5B+ TAM across R/R and 1L
$2B+ TAM in R/R
U.S. Market Opportunity ($ B)
R/R acute leukemia with KMT2A translocation
R/R AML with NPM1m
1L “Unfit” AML with KMT2Ar or NPM1m
1L “Fit” AML with KMT2Ar or NPM1m

Est. annual incidence	~2,000	~4,500	~3,500	~5,500

Comprehensive clinical development program underway to unlock $5B+ TAM across acute leukemia Tx continuum

*With the **largest addressable population** and anticipated duration of therapy, Revuforj is poised to become the largest targeted AML therapy*

Addressable AML population



Revuforj
40-45%
FLT3 inhibitors
25-30%
IDH inhibitors
20-25%

Syndax

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Remarkable first year results highlight the importance of Niktimvo to patients and Syndax

Niktimvo™ (axatilimab-csfr)

	4Q25	FY 2025
Net revenue to INCY	$56.0M 22% q/q growth	$151.6M
Collaboration revenue to SNDX	$19.4M 40% q/q growth	$42.4M
Infusions administered	~5,000	~13,500
New patient starts	>300	>1,400

Strong demand underscores Niktimvo's ability to address inflammation and fibrosis

Results surpass launch benchmark in 3L+ cGVHD

Contribution to Syndax expected to grow materially over time

Syndax records 50% of the Niktimvo net commercial profit, defined as net revenue (recorded by Incyte) minus the cost of sales and commercial expenses. q/q, quarter-over-quarter; 3L+, third line plus

Syndax

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Multiple drivers supporting continued Niktimvo growth in 2026

1

Continued adoption in 4L and growing usage in 3L cGVHD

~20% share of 3L+ cGVHD market in first 11 months

↑ *patient population*

2

Potential for extended treatment durations to address chronic disease

~60-70% of pts who started Niktimvo in 1Q25 remained on therapy at month 10

↑ *Tx durations*

3

Robust prescriber base and strong commercial synergies

~90% of U.S. BMT centers have ordered

↑ *utilization*

Syndax

3L, third line; 4L, fourth line; BMT, bone marrow transplant centers

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Initial Niktimvo indication represents a $2B U.S. market opportunity, with substantial opportunities for label and geographic expansion

$2B TAM
with initial Niktimvo indication

Ongoing combo trials could support future expansion into 1L cGVHD

Ph 3 cGVHD trial underway outside the U.S.

Ph 2 IPF trial underway, the first of several potential areas for further pipeline expansion

~17,000 U.S. cGVHD patients[1]
$5B+ TAM

~6,500
currently treated 3L+ U.S. cGVHD patients

~35,000 cGVHD patients W.W.[2]

~150,000 U.S. | ~280,000 W.W.
Idiopathic pulmonary fibrosis (IPF) patients[3]

Syndax

cGVHD, chronic graft-versus-host disease; 1. Internal data on file; 2. SmartImmunology Insights cGVHD report March 2020; 3. SmartImmunology Insights IPF report March 2020. * IPF trial will be conducted and funded by Syndax.

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Laser-focused on unlocking the full potential of menin and CSF-1R inhibition

Revumenib (select trials)										
Setting		Study Name	Regimen	NPM1m	KMT2Ar	NUP98r	Ph 1	Ph 2	Ph 3	FDA Approved
R/R		AUGMENT-101	Rev mono	•	•					
R/R		AUGMENT-102	Rev + IC	•	•	•				
R/R		SAVE	Rev + ven/oral HMA	•	•	•				
Post-HSCT Maintenance		Ball study	Rev mono	•	•					
1L	Unfit for IC	BEAT AML	Rev + ven/aza	•	•					
1L	Unfit for IC	SAVE	Rev + ven/oral HMA	•	•	•				
1L	Unfit for IC	EVOLVE-2	Rev + ven/aza	•	•					
1L	Fit for IC	708 and NCI	Rev + IC	•	•	•				
1L	Fit for IC	REVEAL-ND	Rev + IC	•						
1L	Fit for IC	RAVEN	Rev + ven/aza		•					

- ✓ **Global enrollment underway in pivotal 1L trials** with dual primary endpoints to support potential for accelerated and full approval
- ✓ **1L, maintenance, & real-world data anticipated throughout 2026** at major medical meetings

Axatilimab (select trials)						
Setting	Study Name	Regimen	Ph 1	Ph 2	Ph 3	FDA Approved
R/R cGVHD	AGAVE-201	Axa mono				
1L cGVHD	AXemplify-357*	Axa + corticosteroids				
1L cGVHD	NCT06388564*	Axa + ruxolitinib				
IPF	MAXPIRe	Axa on top of SOC				

- ✓ **Two ongoing 1L cGVHD trials**; topline axa + rux data anticipated early 2027 and axa + steroids early 2028
- ✓ Completed enrollment in MAXPIRe; **topline data anticipated in 4Q26**

Syndax

Rev, revumenib; Axa, axatilimab; IC, intensive chemotherapy; 1L, frontline; R/R, relapsed or refractory; ven/aza, venetoclax and azacitidine; HMA, hypomethylating agent; HSCT, hematopoietic stem cell transplantation. *Trials led by Incyte. List is not inclusive of ongoing ex-U.S. trials.

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A promising new target in IPF: CSF-1R inhibition of monocytes and macrophages Monocyte-derived alveolar macrophages play a key role in lung fibrosis1 Colony stimulating factor-1 receptor (CSF-1R) signaling is a key regulator of monocytes and macrophages2 Blocking CSF-1R with axatilimab: Reduces levels of circulating profibrotic and proinflammatory monocytes and monocyte-derived macrophages Inhibits the activity of pathogenic macrophages in tissues 1. Misharin et al. J Exp Med 2017; 2. Oldham et al. ERJ Open Res 2023 11

Multiple lines of evidence support the potential for axatilimab in IPF

Higher monocyte levels are associated with shorter OS in IPF[1]



Monocyte count <0·95 K/µL
Monocyte count ≥0·95 K/µL
Overall survival (%)
100
90
80
70
HR=1·74 (95% CI 1·33–2·27)
p<0·0001
n=5722
0 1 2 3 4 5
Time since diagnosis (years)
No. at risk
<0.95 K/µL 5029 3378 1847 1021 498 87
≥0.95 K/µL 693 414 208 112 53 1

Bleomycin models show reduction in lung fibrosis with axatilimab surrogate[2]



Ashcroft Score
0 1 2 3 4 5 6 7 8 9
*
#
saline isotype
saline Ab535
bleomycin isotype
bleomycin Ab535



Saline control
Bleomycin
Bleomycin + Ab535

Remarkable antifibrotic activity observed with axatilimab in cGVHD across all organs studied[3]

Niktimvo 0.3 mg/kg Q2W



Response rate (%)
0 20 40 60 80 100
Complete response
Partial response
89% 89
82% 82
78% 13 65
76% 56 20
52% 10 42
47% 31 16
40% 20 20
30% 20 10
27% 17 9
Lower GI (n=9)
Upper GI (n=11)
Esophagus (n=23)
Joints/Fascia (n=55)
Mouth (n=40)
Lungs (n=32)
Liver (n=10)
Eyes (n=59)
Skin (n=64)

Notable response rates in fibrosis-dominated organs, including lungs (47%) and skin (27%)

Syndax

1. Scott et al. Lancet Resp Med 2019 ; 2. Unpublished data generated using a mouse surrogate antibody of axatilimab (Ab535); 3. Wolff et al. N Engl J Med 2024; DeFilipp et al. A Comprehensive Analysis of Axatilimab in Patients With Chronic Graft-Versus-Host Disease and Related Bronchiolitis Obliterans Syndrome: Integrated Analysis From 2 Clinical Studies. Oral presentation at TANDEM 2026.

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Topline data from MAXPIRe Phase 2 trial of axatilimab in IPF anticipated in 4Q26

MAXPIRe
IPF CLINICAL TRIAL

A randomized, double-blind, placebo-controlled, multi-center international trial

Key eligibility criteria:

- ≥40 yrs of age
- HRCT confirming IPF diagnosis
- FVC ≥45% of predicted normal (PN)
- FEV_1/FVC ≥0.7
- DL_{CO} ≥30% and ≤90% PN
- Stable background use of pirfenidone or nintedanib allowed

(N≈135)

26-week treatment

Axatilimab 0.3 mg/kg Q2W
(n≈90)

Placebo Q2W
(n≈45)

Randomized 2:1 to axatilimab or placebo; stratified by background antifibrotic therapy (pirfenidone, nintedanib, or none)

PRIMARY ENDPOINT:

- Annualized rate of decline in FVC over 26 weeks (ml)

SECONDARY ENDPOINTS:

- Disease progression, SGRQ (quality of life measures), change in FVC % predicted, DL_{CO}

Syndax

ClinicalTrials.gov ID: NCT06132256; FEV_1, forced expiratory volume in 1 second; FVC, forced vital capacity; SGRQ, St. George's Respiratory Questionnaire; DL_{CO}, diffusion capacity for carbon monoxide; HRCT, high-resolution computed tomography

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Strong financial position driven by growing revenue and stable expense outlook Financial Summary ($ in millions) Three Months Ended Dec 31 Year Ended Dec 31 2025 2024 2025 2024 Product revenue, net 44.2 7.7 124.8 7.7 Collaboration revenue, net 19.4 — 42.4 — Milestone, license, and royalty revenue 5.1 — 5.1 16 Total revenues 68.7 7.7 172.4 23.7 Cost of product sales (2.7) (0.8) (7.0) (0.8) Research & development (R&D) (78.6) (65.5) (258.8) (241.6) Selling, general and administrative (SG&A) (49.9) (37.7) (179.7) (120.9) Total operating expenses (131.3) (104.0) (445.4) (363.4) Other (expense) income, net (5.5) 2.2 (12.3) 20.9 Net loss (68.0) (94.2) (285.4) (318.8) Totals may not sum due to rounding; 1. Includes short-term investments; 2. Includes pre-funded warrants to purchase 285,714 common shares (rounded). AS OF 31 DEC 2025: $394.1M in cash and equivalents1 87.7M shares outstanding2 2026 R&D + SG&A EXPENSE GUIDANCE:  $400M, excluding $50M in expected stock option expense On the road to profitability

Proven execution supports continued focus on revenue growth, pipeline progress, and data generation

2025 Key Accomplishments

- [x] Executed two strong product launches
- [x] Expanded Revuforj into 2nd indication
- [x] Initiated 1st pivotal 1L trial of a menin inhibitor
- [x] Presented first RWE for a menin inhibitor
- [x] Initiated managed access program, expanding access to Revuforj in certain OUS regions

2026 Anticipated Milestones

- [ ] Advance global enrollment in pivotal 1L trials of revumenib
- [ ] Publish & present industry leading clinical data, including 1L, maintenance, and real-world evidence for revumenib
- [ ] Report topline Ph 2 axatilimab data in IPF in 4Q26
- [ ] Initiate RAVEN 1L trial of revumenib in fit KMT2Ar in 2H26
- [ ] Initiate a program to generate proof-of-principle clinical data with revumenib in myelofibrosis

Syndax

1L, frontline; RWE, real-world evidence; OUS, outside the United States

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